FALCON MANUFACTURING, INC.
AND SUBSIDIARY

REPORT ON CONSOLIDATED
FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Falcon Manufacturing, Inc.:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Falcon Manufacturing, Inc. and Subsidiary (the "Company") at December 31, 1998 and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

May 12, 1999, except for Note 12
   as to which the date is August 13, 1999

                    FALCON MANUFACTURING, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


      ASSETS                                                DECEMBER 31, 1998
                                                            -----------------
Current assets:
  Cash                                                      $             322
  Inventories                                                          38,967
  Refundable state income taxes                                           677
  Deferred income taxes                                                 4,685
  Other current assets                                                    978
                                                            -----------------

  Total current assets                                                 45,629

Property, plant and equipment, net                                     34,954
Goodwill, net                                                          18,384
Other assets                                                              710
                                                            -----------------

  Total assets                                              $          99,677
                                                            -----------------
                                                            -----------------


      LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Current portion long-term debt                            $              50
  Accounts payable                                                     28,682
  Book overdraft                                                        5,350
  Accrued liabilities                                                  15,297
                                                            -----------------

  Total current liabilities                                            49,379

Long-term debt                                                            177
Accrued employee benefit obligations                                    1,749
Advances form Falcon                                                   44,132
Deferred income taxes                                                     748
Other long-term liabilities                                             2,658
                                                            -----------------
  Total liabilities                                                    98,843
                                                            -----------------
Stockholder's equity:
  Common stock, par value $.01 per share, 1,000 shares
      authorized, issued and outstanding                                   --
  Additional paid-in capital                                          388,729
  Accumulated deficit                                                (387,895)
                                                            -----------------
  Total stockholder's equity                                              834
                                                            -----------------
  Total liabilities and stockholder's equity                $          99,677
                                                            -----------------
                                                            -----------------


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    FALCON MANUFACTURING, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENT OF INCOME
                             (DOLLARS IN THOUSANDS)


                                                           YEAR ENDED
                                                         DECEMBER 31,1998
                                                       ------------------
Net sales                                              $          389,110
Cost of Sales                                                     327,592
                                                       ------------------
     Gross profit                                                  61,518

Selling, general and administative expenses                        28,529
Write-down of assets                                                1,123
Parent Company allocation                                          26,790
Interest expense                                                       22
                                                       ------------------
Income before income taxes                                          5,054
Income tax provision                                                2,157
                                                       ------------------
     Net income                                        $            2,897
                                                       ------------------
                                                       ------------------

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    FALCON MANUFACTURING, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)





                                                              ADDITIONAL                           TOTAL
                                                COMMON         PAID-IN        ACCUMULATED      STOCKHOLDER'S
                                                STOCK          CAPITAL          DEFICIT            EQUITY
                                            -------------   -------------    -------------     -------------
Balance at December 31, 1997                $          --   $     388,729    $    (390,792)    $      (2,063)

     Net income                                                                      2,897             2,897
                                            -------------   -------------    -------------     -------------
Balance at December 31, 1998                $          --   $     388,729    $    (387,895)    $         834
                                            -------------   -------------    -------------     -------------
                                            -------------   -------------    -------------     -------------

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    FALCON MANUFACTURING, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                                        Year Ended
                                                                    December 31, 1998
                                                                   -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net-income                                                      $            2,897
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                               4,410
     Amortization                                                                 846
     Write-down of assets                                                       1,123
     Deferred income taxes                                                      3,337
   Cash effects of changes in:
       Inventories                                                             (2,203)
       Other current assets                                                     2,439
       Accounts payable                                                        16,493
       Accrued liabilities and accrued employee benefit
          obligations                                                             384
                                                                   -------------------
   Net cash provided by operating activities                                   29,726
                                                                   -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                        (8,862)
                                                                   -------------------
   Net cash used in investing activities                                       (8,862)
                                                                   -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net payments to Parent Company                                             (20,738)
   Repayments of long-term debt                                                   (58)
                                                                   -------------------
   Net cash used in financing activities                                       (20,796)
                                                                   -------------------

INCREASE IN CASH                                                                    68
CASH, BEGINNING OF PERIOD                                                          254
                                                                   -------------------
CASH, END OF PERIOD                                                $               322
                                                                   -------------------
                                                                   -------------------

CASH PAID (RECEIVED) DURING THE PERIOD FOR:
   Interest                                                        $                22
   Income taxes from Falcon                                        $              (992)
   Income taxes to third parties                                   $                65

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    FALCON MANUFACTURING, INC. AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                DECEMBER 31, 1998


NOTE 1 - BASIS OF PRESENTATION

Falcon Manufacturing, Inc. and Subsidiary (the "Company") is a wholly owned subsidiary of Falcon Building Products, Inc. ("Falcon"). The Company is a leading producer of consumer and commercial air compressors, electric generators and pressure washers for home improvement applications. The consolidated statement of income reflects an allocation of certain costs and expenses from Falcon. The accompanying consolidated financial statements may not necessarily be indicative of the financial position, results of operations or cash flows of the Company in the future or what the financial position, results of operations or cash flows would have been had the Company been a separate, independent company during the period presented.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Falcon Manufacturing, Inc. and its wholly-owned subsidiary, DeVilbiss Air Power Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenues as products are shipped to customers.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash balances and highly liquid investments with an original maturity of three months or less.

INVENTORIES

Inventories are stated at the lower of cost or market. Cost includes raw materials, labor and manufacturing overhead. The first-in, first-out ("FIFO") method of inventory valuation is used.

IMPAIRMENT OF LONG-LIVED ASSETS

An impairment loss is recognized in the event that facts and circumstances indicate that the carrying amount of an asset may not be recoverable and an estimate of future undiscounted cash flows is less than the carrying amount of the asset.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are stated at cost. The straight-line method is generally used to provide for depreciation over the estimated useful lives of the assets as follows:

      Buildings                            10 - 40 years
      Machinery and equipment               3 - 12 years

Upon sale or retirement of property, plant and equipment, the related costs and accumulated depreciation are removed from the respective accounts, and any resulting gain or loss is included in the consolidated statement of income.

GOODWILL

Goodwill represents the purchase price associated with acquired businesses in excess of the fair value of the net assets acquired. Goodwill is amortized on a straight-line basis, over forty years. Accumulated amortization was approximately $3,232,000 at December 31, 1998. The recoverability of goodwill is reassessed periodically to determine if current operating income is sufficient to recover the current amortization. When events and circumstances indicate the future operating income and cash flow may be negatively affected, the recoverability is evaluated based upon the estimated future operating income and undiscounted cash flow of the related entity during the remaining period of goodwill amortization.

PRODUCT WARRANTY

A provision for estimated warranty costs is recorded at the time of sale and periodically adjusted to reflect actual experience.

INCOME TAXES

The Company is included in Falcon's consolidated U.S. federal income tax return. Under the terms of a tax-sharing arrangement with Falcon, the Company computes and pays to/receives from Falcon its liability/receivable for U.S. federal income taxes as if the Company filed a separate U.S. federal tax return. The Company files separate and combined state income tax returns, as applicable.

NOTE 3 - ACCOUNTS RECEIVABLE

The Company participates in Falcon's asset securitization program whereby a subsidiary of Falcon sells, with limited recourse, on a continuous basis, an undivided interest in all of the Company's accounts receivable for cash. The securitization expense incurred is recorded at Falcon. Falcon's securitization program extends until 2002.

NOTE 4 - LONG-TERM DEBT

The Company's long-term debt consists of industrial revenue bonds, which bear interest rates ranging from 6.15% to 6.70%. The industrial revenue bonds mature on August 1, 2001. The aggregate maturities of long-term debt over the next three years are as follows: 1999- $50,000; 2000- $88,000; and 2001- $89,000. The
carrying amount approximates fair value as rates approximate borrowing rates currently available to the Company for similar loans.


NOTE 5 - EMPLOYEE RETIREMENT AND BENEFIT PLANS

The Company has a plan which provides post-retirement life and health-care benefits to certain hourly and salaried employees retiring from the Company. Benefits are determined on varying formulas based on age at retirement and years of active service. The plan is non-contributory. The Company has not funded any of this post-retirement benefits liability. Contributions to the post-retirement plans are made by the Company as claims are incurred.


                                                         DECERNBER 31, 1998
                                                         ------------------
                                                       (DOLLARS IN THOUSANDS)
Change in benefit obligations:
Benefit obligation at beginning of year                  $            3,059
    Interest cost                                                       219
    Actuarial loss                                                      159
    Benefits paid                                                      (430)
                                                         ------------------
Benefit obligation at end of year                        $            3,007
                                                         ------------------
                                                         ------------------

Change in plan assets:
Fair value of plan asets at beginning of year            $         -
    Company contribution                                                430
    Benefits paid                                                      (430)
                                                         ------------------
Fair value of plan assets at end of year                 $         -
                                                         ------------------
                                                         ------------------

Funded status                                            $           (3,007)
Unrecognized actuarial loss                                           1,138
                                                         ------------------
Accrued benefit cost                                     $           (1,869)
                                                         ------------------
                                                         ------------------

Assumptions as of December 31, 1998:
Discount rate                                        7.00%
Health care cost trend rate                     7.00% for 1999
                                               decreasing to 5%
                                              for 2001 and later

Interest cost                                         $        219
Recognized actuarial loss                                       61
                                                      ------------
Net periodic benefit cost                             $        280
                                                      ------------
                                                      ------------


                                                         1 -Percentage-Point      1-Percentage-Point
                       Item                                   Increase                 Decrease
                       ----                                   --------                 --------
Effect on total of service and interest cost
   components                                                $     13                $      (13)
Effect on post-retirement benefit obligation                 $    180                $     (180)


The Company's salaried employees and certain hourly employees are eligible to participate in Falcon's Cash Balance Pension Plan. The expense recognized in the Company's consolidated statement of income associated with this plan was approximately $438,000 in 1998. The funded status of this plan is accounted for at Falcon.

Certain of the Company's employees are also eligible to participate in Falcon's Employee Savings Plan. Company contributions to this plan were approximately $397,000 in 1998. Company contributions to this plan are determined based on a percentage of the contribution made by the employee.

NOTE 6 - INCOME TAXES

The Company's consolidated balance sheet reflects the following deferred tax assets and liabilities:


                                                        DECEMBER 31, 1998
                                                        -----------------
                                                      (DOLLARS IN THOUSANDS)
Deferred tax assets:
   Warranty and product return reserves                     $      3,064
   Inventory and receivable reserves                               1,258
   Insurance reserves                                              1,158
   Accrued employee benefit obligations                              717
   Other                                                             359
                                                            ------------

                                                            $      6,556
                                                            ------------
                                                            ------------

Deferred tax liabilities:
   Property, plant and equipment basis differences          $      2,619
                                                            ------------

                                                            $      2,619
                                                            ------------
                                                            ------------

Based on management's assessment, it is more likely than not that all of the net deferred tax assets will be realized through future taxable earnings or implementation of tax planning strategies.

The income tax provision consists of the following:


                                                        DECEMBER 31, 1998
                                                        -----------------
                                                      (DOLLARS IN THOUSANDS)
Provision (benefit) for income taxes:
  Current:
    U.S. federal                                            $       (992)
    U.S. state                                                      (188)
                                                            ------------

     Subtotal                                               $     (1,180)
                                                            ------------

  Deferred:
    U.S. federal                                            $      2,791
    U.S. state                                                       546
                                                            ------------
     Subtotal                                                      3,337
                                                            ------------

     Total                                                  $      2,157
                                                            ------------
                                                            ------------

A reconciliation of income before income taxes computed at the U.S. federal statutory rate to the provision for income taxes is as follows:


                                                             YEAR ENDED
                                                         DECEMBER 31, 1998
                                                         -----------------
                                                       (DOLLARS IN THOUSANDS)
U.S. federal statutory rate                                             34%

Income taxes at U.S. federal statutory rate                  $       1,718
State income taxes, net of U.S. federal tax impact                     236
Amortization of intangibles                                            261
Other                                                                  (58)
                                                             -------------

   Income tax provision                                      $       2,157
                                                             -------------
                                                             -------------

   Effective income tax rate                                          42.7%
                                                             -------------
                                                             -------------



NOTE 7 - BALANCE SHEET DETAIL


                                                       December 31, 1998
                                                     ---------------------
                                                     (DOLLARS IN THOUSANDS)
Inventories:
   Raw materials and supplies                        $              15,377
   Work in process                                                     225
   Finished goods                                                   23,365
                                                     ---------------------

       Total                                         $              38,967
                                                     ---------------------
                                                     ---------------------

Property, plant and equipment:
   Land                                              $               1,031
   Buildings                                                        17,373
   Machinery and equipment                                          31,750
   Construction in progress                                          2,995
   Less accumulated depreciation                                   (18,195)
                                                     ---------------------

       Total                                         $              34,954
                                                     ---------------------
                                                     ---------------------


                                                    December 31, 1998
                                                    -----------------
                                                  (DOLLARS IN THOUSANDS)
Accrued liabilities:
   Accrued product returns                        $             5,175
   Accrued product warranty                                     2,248
   Accrued salaries and wages                                   2,444
   Accrued rebates                                              2,167
   Other accrued liabilities                                    3,263
                                                  -------------------

      Total                                       $            15,297
                                                  -------------------
                                                  -------------------


NOTE 8 - WRITE-DOWN OF ASSETS

The Company recorded a $1,123,000 charge during fiscal year 1998 to write-down to market automotive assets that were no longer being utilized. At December 31, 1998, approximately 60% of the automotive assets had been sold to a third party.

NOTE 9 - RELATED PARTY TRANSACTIONS

Falcon makes advances to the Company for its operating liquidity needs, including the funding of its working capital requirements. In addition, allocations of corporate expense and certain pension expense (see Note 5) as well as payments associated with a tax sharing agreement (see Note 6) and insurance are included in Advances from Falcon. These advances include the effects of the Company's sale of accounts receivable to Falcon.

The Company is included in Falcon's risk insurance and general liability insurance program. Falcon administers the payment of all insurance premiums and claims, which are reimbursed by the Company through Advances from Falcon. The liabilities and associated expense related to these policies are recorded in the Company's consolidated financial statements.

Falcon provides strategic direction, financial management and other corporate administrative services to the Company. Falcon allocates its pretax expenses, including securitization and financing costs incurred by Falcon, to its subsidiaries. The Company's proportional share of these expenses was $26,790,000 for the year ended December 31, 1998.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

The Company leases certain warehouse space, manufacturing equipment, copiers and other office equipment. Most of the realty leases contain renewal options and escalation clauses. Total rent expense, including related real estate taxes, amounted to $760,000 for the year ended December 31, 1998.

Future minimum lease payments required as of December 31, 1998 (in thousands) are as follows:

                 1999                   $       123
                 2000                           123
                 2001                           123
                 2002                           109
                                        -----------

                                        $       478
                                        -----------
                                        -----------

NOTE 11 - CONCENTRATION OF MAJOR CUSTOMERS

Approximately 67% of the Company's net sales for the year ended December 31, 1998 were provided by three major customers.


NOTE 12 - SUBSEQUENT EVENT

On August 13, 1999, Falcon signed a definitive agreement with Pentair, Inc. for the sale of the Company. The transaction is expected to be completed in September 1999.

                       FALCON MANUFACTURING, INC.
                             AND SUBSIDIARY



               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                 for the six months ended June 30, 1999

                FALCON MANUFACTURING, INC. AND SUBSIDIARY
               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 1999
                                 INDEX


                                                                           PAGE NO.
Financial Statements                                                       --------
         Condensed Consolidated Balance Sheets..............................   3

         Condensed Consolidated Statements of Income........................   4

         Condensed Consolidated Statements of Cash Flows....................   5

         Notes to Condensed Consolidated Financial Statements...............   6


                     FALCON MANUFACTURING, INC. AND SUBSIDIARY
                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (IN THOUSANDS)
                                    (UNAUDITED)

                                                                           JUNE 30,             DECEMBER 31,
                                                                             1999                   1998
                                                                       ------------------    -------------------
                              ASSETS
Current assets:
     Cash.........................................................      $       144           $       322
     Inventories, net.............................................           55,538                38,967
     Deferred income taxes........................................            6,547                 4,685
     Other current assets.........................................            1,258                 1,655
                                                                       ------------------    -------------------
     Total current assets.........................................           63,487                45,629

Property, plant and equipment, net................................           36,113                34,954
Goodwill, net.....................................................           18,000                18,384
Other assets......................................................              628                   710
                                                                       ------------------    -------------------
     Total assets.................................................         $118,228              $ 99,677
                                                                       ------------------    -------------------
                                                                       ------------------    -------------------


     LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
     Current portion long-term debt...............................     $         50          $         50
     Accounts payable.............................................           45,262                34,032
     Accrued liabilities..........................................           25,288                15,297
                                                                       ------------------    -------------------
     Total current liabilities....................................           70,600                49,379

Long-term debt....................................................              170                   177
Accrued employee benefit obligation...............................            1,705                 1,749
Advances from Falcon..............................................           30,421                44,132
Deferred income taxes.............................................              690                   748
Other long-term liabilities.......................................            2,955                 2,658
                                                                       ------------------    -------------------
     Total liabilities............................................          106,541                98,843
                                                                       ------------------    -------------------

Stockholder's equity:
     Common stock.................................................               --                    --
     Additional paid-in capital...................................          388,729               388,729
     Retained deficit.............................................         (377,042)             (387,895)
                                                                       ------------------    -------------------
     Total stockholder's equity...................................           11,687                   834
                                                                       ------------------    -------------------

Total liabilities and stockholder's equity........................         $118,228              $ 99,677
                                                                       ------------------    -------------------
                                                                       ------------------    -------------------

                    The accompanying notes are an integral part of
                  these condensed consolidated financial statements.

                      FALCON MANUFACTURING, INC. AND SUBSIDIARY
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (IN THOUSANDS)
                                     (UNAUDITED)

                                                                  SIX MONTHS ENDED
                                                       ---------------------------------------
                                                         JUNE 30, 1999        JUNE 30, 1998
                                                       ------------------    -----------------
Net sales.........................................         $269,384              $188,729
Cost of sales.....................................          218,344               161,607
                                                       ------------------    -----------------

     Gross profit.................................           51,040                27,122

Selling, general and administrative expenses......           20,919                13,641
Corporate allocation..............................           12,106                13,190
Interest expense..................................                8                    12
                                                       ------------------    -----------------

Income before income taxes........................           18,007                   279
Income tax provision..............................            7,154                   107
                                                       ------------------    -----------------

Net income........................................         $ 10,853              $    172
                                                       ------------------    -----------------
                                                       ------------------    -----------------


                             The accompanying notes are an integral part of
                           these condensed consolidated financial statements.

                                FALCON MANUFACTURING, INC. AND SUBSIDIARY
                             CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                             (IN THOUSANDS)
                                               (UNAUDITED)

                                                                                            SIX MONTHS ENDED
                                                                                  -------------------------------------
                                                                                   JUNE 30, 1999        JUNE 30, 1998
                                                                                  -----------------    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income..............................................................          $10,853              $   172
   Adjustments to reconcile net income to net cash from operations:
     Depreciation..........................................................            2,622                1,948
     Amortization..........................................................              423                  423
     Provision (benefit) for deferred income taxes.........................           (1,920)                  --
     Cash effect of changes in working capital, accrued employee benefit
       obligations, and other long-term liabilities........................            5,300                8,689
                                                                                  -----------------    ----------------
     Net cash from operating activities ...................................           17,278               11,232
                                                                                  -----------------    ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures....................................................           (4,045)              (3,716)
   Other...................................................................              307                 (120)
                                                                                  -----------------    ----------------
     Net cash used in investing activities.................................           (3,738)              (3,836)
                                                                                  -----------------    ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net payments to Parent Company..........................................          (13,711)              (7,296)
   Payment on debt.........................................................               (7)                 (29)
                                                                                  -----------------    ----------------
     Net cash used in financing activities.................................          (13,718)              (7,325)
                                                                                  -----------------    ----------------

CHANGE IN CASH.............................................................             (178)                  71
CASH, BEGINNING OF PERIOD..................................................              322                  254
                                                                                  -----------------    ----------------
CASH, END OF PERIOD........................................................        $     144            $     325
                                                                                  -----------------    ----------------
                                                                                  -----------------    ----------------

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                    FALCON MANUFACTURING, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


(1)      SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION:

          Falcon Manufacturing Inc. and Subsidiary (the "Company") is a wholly owned subsidiary of Falcon Building Products, Inc. ("Falcon"). The accompanying unaudited Condensed Consolidated Financial Statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for a complete set of financial statements. In the opinion of management, all adjustments considered necessary, consisting only of normal recurring adjustments, are included for fair presentation. Operating results for the six months ended June 30, 1999 are not necessarily indicative of results that may be expected for the full year. The unaudited Condensed Consolidated Financial Statements should be read in conjunction with the audited Consolidated Financial Statements of the Company for the year ended December 31, 1998.

(2)      ACCOUNTS RECEIVABLE

         The Company participates in Falcon's asset securitization program whereby a subsidiary of Falcon sells, with limited recourse, on a continuous basis, an undivided interest in all of the Company's accounts receivable for cash. The securitization expense incurred is recorded at Falcon. Falcon's securitization program extends until 2002.

(3)      BALANCE SHEET DETAIL

                                             JUNE 30,          DECEMBER 31,
                                               1999                1998
                                          ---------------     ----------------
                                           (UNAUDITED)
                                                     (dollars in thousands)
Inventories:
   Raw materials and supplies.......        $  29,680           $  15,377
   Work in process..................              638                 225
   Finished goods...................           25,220              23,365
                                          ----------------     ----------------
                                            $  55,538           $  38,967
                                          ----------------     ----------------
                                          ----------------     ----------------

Accrued liabilities:
   Accrued product returns..........        $   6,679           $   5,175
   Accrued product warranty.........            4,652               2,248
   Accrued salaries and wages.......            3,268               2,444
   Accrued rebates..................            5,081               2,167
   Other accrued liabilities........            5,608               3,263
                                          ----------------     ----------------
                                            $  25,288           $  15,297
                                          ----------------     ----------------
                                          ----------------     ----------------


                 FALCON MANUFACTURING, INC. AND SUBSIDIARY
           NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               JUNE 30, 1999
                                (UNAUDITED)


(4)      RELATED PARTY TRANSACTIONS

         Falcon makes advances to the Company for its operating liquidity needs, including the funding of its working capital requirements. In addition, allocations of corporate expense and certain pension expense as well as payments associated with a tax sharing agreement and insurance are included in Advances from Falcon. These advances include the effects of the Company's sale of accounts receivable to Falcon.

         The Company is included in Falcon's risk insurance and general liability insurance program. Falcon administers the payment of all insurance premiums and claims, which are reimbursed by the Company through Advances from Falcon. The liabilities and associated expense related to these policies are recorded in the Company's consolidated financial statements.

         Falcon provides strategic direction, financial management and other corporate administrative services to the Company. Falcon allocates its pretax expenses, including securitization and financing costs, to its subsidiaries. The Company's proportional share of these expenses was $12,106,000 and $13,190,000 for the six months ended June 30, 1999 and 1998, respectively.

(5)      CONCENTRATION OF MAJOR CUSTOMERS

         Approximately 67% and 62% of the Company's net sales were provided by three major customers for the six months ended June 30, 1999 and 1998, respectively.

(6)      SUBSEQUENT EVENTS

         On August 13, 1999, Falcon signed a definitive agreement with Pentair, Inc. for the sale of the Company. The transaction is expected to be completed in September.